UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2002

SE GLOBAL EQUITIES CORP.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

000-26347
(Commission File Number)

41-0985135
(IRS Employer Identification No.)

Suite 1200, 777 West Broadway, Vancouver, British Columbia
Canada V5Z 4J7
(Address of principal executive offices and Zip Code)

604.871.9909
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On August 19, 2002, we filed our Form 10-QSB Quarterly Report for the period ended June 30, 2002 with the United States Securities and Exchange Commission. In connection with the new legislation that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached as exhibit 99.1 to this Form 8-K Current Report the Certification of the Chief Executive Officer and the Chief Financial Officer.

Exhibits

99.1 Certification dated August 16, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SE GLOBAL EQUITIES CORP.

By: /s/ Tim Leong
Tim Leong, Chief Financial Officer
Date: August 19, 2002